PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated July 13, 2023,
to
Prospectuses dated May 1, 2023
for
VUL Protector® Contracts

This supplement updates and amends certain information contained in the current summary prospectus for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

For Contracts applied for on or after August 21, 2023, the following changes apply:

(1)The BenefitAccess Rider row of the PERIODIC CHARGES OTHER THAN ANNUAL FUND EXPENSES table in the ADDITIONAL INFORMATION ABOUT FEES section is hereby deleted and replaced with the following.

PERIODIC CHARGES OTHER THAN ANNUAL FUND EXPENSES
Charge	When Charge Is Deducted	Amount Deducted
		Guaranteed (Maximum)	Current
BenefitAccess Rider(1)(2) (Minimum and maximum cost of insurance charge per $1,000 of the Net Amount At Risk.) 2% Monthly Benefit Percentage: 4% Monthly Benefit Percentage:	Monthly	From $0.0021 to $14.74 From $0.037 to $22.11	From $0.0021 to $14.74 From $0.0037 to $22.11
Initial charge for a representative Contract Owner.(4) 2% Monthly Benefit Percentage: 4% Monthly Benefit Percentage:		$0.0114 $0.017	$0.0114 $0.017
(1)The charge varies based on the individual characteristics of the insured, including such characteristics as age, sex, and underwriting classification, and Contract duration.
(2)The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay. You may obtain more information about the particular charges that apply to you by contacting your Pruco Life representative.
(4)Representative insured is female, age 47, preferred best underwriting class, no ratings or extras, with a $250,000 Basic Insurance Amount.

(2)The following terms under the GLOSSARY: Definitions Of Special Terms Used In This Summary Prospectus section are hereby deleted and replaced.
Chronically Ill – An insured has been certified by a Licensed Health Care Practitioner as:
1.being unable to perform (without Substantial Assistance from another individual) at least two Activities of Daily Living (“ADLs”) for a period of at least 90 days due to a loss of functional capacity;
2.having a level of disability similar to the level of disability described above in 1 (as determined by prescribed regulations); or
3.requiring Substantial Supervision for protection from threats to health and safety due to a Severe Cognitive Impairment.
Licensed Health Care Practitioner – A physician (as defined in section 1861(r)(1) of the Social Security Act), or any registered nurse, licensed social worker, or other individual whom the United States Secretary of the Treasury may prescribe by regulation. The Licensed Health Care Practitioner must be acting within the scope of his/her license when providing a certification that the insured is Chronically Ill. May not be the insured, the Contract Owner, or a close or extended family or step family member of the insured or Contract Owner.
Substantial Supervision – Requiring continual supervision by another person that is necessary to protect the Severely Cognitively Impaired individual from threats to health or safety.

PRODUCTSUP201
VULP21

PROSPECTUS SUPPLEMENT

(3)The following term is hereby added to the GLOSSARY: Definitions Of Special Terms Used In This Summary Prospectus section.
Benefit Year – Under the Chronic Illness Option of the BenefitAccess Rider, a period of twelve months that begins on the Monthly Date on or following the date all conditions for eligibility have been satisfied. Subsequent Benefit Years will begin no earlier than the end of the current Benefit Year.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
PRODUCTSUP201
VULP21